UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2024

Goldman Sachs Middle Market Lending Corp. II

(Exact name of registrant as specified in charter)

Delaware	814-01461	87-3643363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Street, New York, New York	10282
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 655-4419

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 – Submission of Matters to a Vote of Security Holders.

On June 26, 2024, Goldman Sachs Middle Market Lending Corp. II (the “Company”) reconvened its annual meeting of stockholders (the “Annual Meeting”), which was originally convened and adjourned on May 29, 2024. At the Annual Meeting, stockholders considered two proposals as described in the Company’s proxy statement filed on April 3, 2024. The issued and outstanding shares of stock of the Company entitled to vote at the Annual Meeting consisted of 13,921,733 shares of common stock outstanding on the record date, April 1, 2024. The final results of the voting on the matters submitted to stockholders at the Annual Meeting are set forth below.

Proposal 1: By the vote shown below, the stockholders elected the nominees for directors. Each director will serve until the 2025 annual meeting of stockholders and until his or her successor is duly elected and qualified. The election of each nominee required a majority of the votes cast by all stockholders present, virtually or by proxy, at the Annual Meeting. Under the Company’s bylaws, a majority of votes cast means that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election (with “abstentions” and “broker non-votes” not counted as a vote cast either “for” or “against” that director’s election).

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Karole Dill Barkley	3,852,483	102,179	421,224	2,810,798
Carlos E. Evans	3,882,016	63,996	429,874	2,810,798
Tracy Grooms	3,816,891	123,390	435,605	2,810,798
Timothy J. Leach	3,844,629	90,523	440,734	2,810,798
Richard A. Mark	3,831,671	110,504	433,711	2,810,798
Katherine (“Kaysie”) Uniacke	3,882,938	70,570	422,378	2,810,798

Proposal 2: The stockholders also voted on a proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Approval of Proposal 2 required a majority of the votes cast by all stockholders present, virtually or by proxy, at the Annual Meeting.

Votes For	Votes Against	Abstentions
6,831,190	113,206	242,288

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDMAN SACHS MIDDLE MARKET LENDING CORP. II (Registrant)

Date: June 28, 2024	By:	/s/ Alex Chi
Name: Alex Chi
Title: Co-Chief Executive Officer and Co-President

	By:	/s/ David Miller
Name: David Miller
Title: Co-Chief Executive Officer and Co-President